                  CRESCENT OPERATING, INC. STOCK CERTIFICATE


                                  Exhibit 4.1


[CERTIFICATE OMITTED: THE FACE OF THE CERTIFICATE HAS A COLORED BORDER DESIGN APPROXIMATELY ONE-HALF INCH IN WIDTH. THE CERTIFICATE NUMBER AND THE NUMBER OF SHARES ALSO HAVE A BORDER DESIGN]



                            CRESCENT OPERATING, INC.
                           INCORPORATED UNDER LAWS OF
                             THE STATE OF DELAWARE


         COMMON STOCK                              PAR VALUE $.01
THIS CERTIFICATE IS TRANSFERABLE                  CUSIP 22575M 10 0
    IN NEW YORK, NEW YORK             SEE REVERSE SIDE FOR CERTAIN DEFINITIONS
       OR BOSTON, MASS.

This certifies that

is the owner of

         FULLY PAID AND NON-ASSESSABLE COMMON SHARES, $.01 PAR VALUE OF

                            CRESCENT OPERATING, INC.

transferable on the records of the corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by a Transfer Agent and registered by a Registrar.

WITNESS the seal of said corporation and the signatures of its duly authorized officers.

DATED:

/s/ Gerald W. Haddock PRESIDENT AND               Countersigned and Registered:
                      CHIEF EXECUTIVE OFFICER

/s/ Jeffrey L. Stevens  TREASURER                 BANKBOSTON, N.A.

                                                  TRANSFER AGENT AND REGISTRAR

                                                  By:
                                                     ---------------------------
                                                     AUTHORIZED SIGNATURE

                            CRESCENT OPERATING, INC.
                                 CORPORATE SEAL
                                 1997 DELAWARE
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                           CRESCENT OPERATING, INC.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE TRANSFER AGENT.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common             UNIF Gift MIN ACT - __________Custodian____________
                                                                 (Cust)            (Minor)
TEN ENT - as tenants by the entireties                         under Uniform Gifts to Minors
JT TEN -  as joint tenants with right                          Act_____________________
          of survivorship and not                                       (State)
          as tenants in common

    Additional abbreviations may also be used though not in the above list.

For value received,                    hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFICATION NUMBER OF ASSIGNEE

                   -----------------------------------------

   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OR
                                   ASSIGNEE


                                                                    Shares

of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint _____________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:


                                  By:

NOTICE: THE SIGNATURE(S) TO THIS       THE SIGNATURE(S) SHOULD BE GUARANTEED BY
ASSIGNMENT MUST CORRESPOND             AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
WITH THE NAME(S) AS WRITTEN UPON       STOCKBROKERS, SAVINGS AND LOAN
THE FACE OF THE CERTIFICATE IN         ASSOCIATIONS AND CREDIT UNIONS WITH
EVERY PARTICULAR WITHOUT               MEMBERSHIP IN AN APPROVED SIGNATURE
ALTERATION OR ENLARGEMENT OR           GUARANTEE MEDALLION PROGRAM) PURSUANT
ANY CHANGE WHATEVER                    TO S.E.C. RULE 17 Ad-15.


This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between Crescent Operating, Inc. and BankBoston, N.A., dated as of June 11, 1997 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Crescent Operating, Inc. Under certain circumstances as set forth in the Rights Agreements, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Crescent Operating, Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances as set forth in the Rights Agreement, Rights issued to any Person who becomes an Acquiring Person (as defined in the Rights Agreement) may become null and void.